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Exhibit 4.1

SERIES A PREFERRED STOCK		SERIES A PREFERRED STOCK
WILLIS LEASE FINANCE CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF ANY
CUSIP 970646 20 4

          THIS CERTIFIES THAT

          IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF SERIES A PREFERRED STOCK $0.03 PAR VALUE OF

WILLIS LEASE FINANCE CORPORATION

    transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

[SEAL]

CHIEF FINANCIAL OFFICER	PRESIDENT AND CHIEF EXECUTIVE OFFICER

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designations, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT		(Custodian)
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants
		in common		(State)
			UNIF TRF MIN ACT		Custodian (until age )
under Uniform Transfers
(Minor)
				to Minors Act	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1